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                                                                    EXHIBIT 10.3

                                 AMENDMENT NO. 1
                  TO THE STANDBY SECURITIES PURCHASE AGREEMENT

            This AMENDMENT NO. 1 (this "Amendment No. 1") to the Standby Securities Purchase Agreement, is entered into as of September 21, 2005, by and among DDi Corp., a Delaware corporation (the "Company"), and the entities listed on the signature pages hereto. This Amendment No. 1 amends that certain Standby Securities Purchase Agreement, dated as of June 2, 2005 (as amended through the date hereof, the "Agreement"), by and among the Company and Caiman Partners, L.P., Contrarian Turnaround Equities, LLC, Greywolf Capital Partners II LP, QVT Fund LP, Sankaty Credit Opportunities, L.P., Sankaty High Yield Asset Partners, L.P., Sankaty High Yield Partners II, L.P., Sankaty High Yield Partners III, L.P. and Sankaty Prospect Credit Partners, L.P. (collectively, the "Purchasers" and each, individually, a "Purchaser"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Agreement.

                                    RECITALS

            WHEREAS, the Company and the Purchasers entered into the Agreement in order to provide for the issuance and sale by the Company, and the purchase, severally, by each Purchaser, of shares of common stock of the Company.

            WHEREAS, pursuant to Section 9.5 of the Agreement, the Agreement may be amended from time to time with the approval of the Required Purchasers and the Company;

            WHEREAS, the Company and the Required Purchasers desire to modify certain provisions of the Operating Agreement to correct the name of the Purchaser that was erroneously referred to as Sankaty Prospect Credit Partners, L.P. in the Agreement; and

            NOW, THEREFORE, in consideration of the premises and the agreements and provisions herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                           AMENDMENT TO THE AGREEMENT

1.1 Amendment of Schedule A. Schedule A to the Agreement shall be deleted in its entirety and shall be replaced with Schedule A attached hereto.

                                   ARTICLE II

                 JOINDER OF PROSPECT HARBOR CREDIT PARTNERS, LP

2.1 Joinder of Prospect Harbor Partners, LP. Prospect Harbor Partners, LP hereby agrees to be bound by the terms and conditions of the Agreement as if it were an original party thereto.

2.2 Composition of Purchasers. The Company and the Purchasers agree that the term "Purchasers" wherever used herein or in the Agreement shall be deemed to include the
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Purchasers and Prospect Harbor Partners, LP but shall not include Sankaty
Prospect Credit Partners, L.P.

                                  ARTICLE III

                                 MISCELLANEOUS

3.1 Reference to and Effect on the Agreement.

            (a) This Amendment No. 1 modifies the Agreement to the extent set forth herein, is hereby incorporated by reference into the Agreement and is made a part thereof. On and after the date hereof, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as amended by this Amendment No. 1.

            (b) Except as specifically amended by this Amendment No. 1, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

3.2 Headings. Section and clause headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose or be given any substantive effect.

3.3 Applicable Law. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

3.4 Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment
No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              DDi CORP.

                              By: /s/ Timothy J. Donnelly
                                  ___________________________________________
                              Name:   Timothy J. Donnelly
                              Title:  Vice President
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                              CAIMAN PARTNERS, L.P.
                              By:    Caiman Capital GP, L.P., General Partner

                              By:    ___________________________________________
                              Name:  Brian R. Kahn
                              Title: Managing Director

                              Address for Notice:

                              Kahn Capital Management LLC
                              c/o Brian Kahn
                              5506 Worsham Court
                              Windermere, FL 34786
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                              CONTRARIAN TURNAROUND EQUITIES, LLC
                              By:    Contrarian Capital Management, LLC, its
                                     manager

                              By:   /s/ Jason Mudrick
                                    ___________________________________________
                              Name:   Jason Mudrick
                              Title:  Portfolio Manager

                              Address for Notice:

                              411 West Putnam Ave., Suite 225
                              Greenwich, CT  06830
                              Attn:  Jason Mudrick
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                              GREYWOLF CAPITAL PARTNERS II LP
                              By: Greywolf Advisors LLC, its General Partner

                              By:    /s/ Jon Santz
                                     -------------------------------------------
                              Name:  Jonathon Santz
                              Title: Senior Managing Member

                              Address for Notice:

                              Greywolf Capital
                              4 Manhattanville Road, Suite 201
                              Purchase, NY 10577
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                              QVT FUND LP
                              By:    QVT Associates GP LLC, its general partner

                              By:    /s/ Nicholas Brumm
                                     -------------------------------------------
                              Name:  Nicholas Brumm
                              Title: Managing Member

                              By:    /s/ Tracy Fu
                                     -------------------------------------------
                              Name:  Tracy Fu
                              Title: Managing Member

                              Address for Notice:

                              c/o QVT Financial LP
                              527 Madison Avenue, 8th Floor
                              New York, NY 10022


                              With a copy to:

                              Wilmer Cutler Pickering Hale and Dorr LLP
                              399 Park Avenue
                              New York, NY 10022
                              Attn: Knute Salhus
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                              SANKATY CREDIT OPPORTUNITIES, L.P.

                              By:    /s/ Jonathan S. Lavine
                                     -------------------------------------------
                              Name:  Jonathan S. Lavine
                              Title: Managing Director

                              SANKATY HIGH YIELD ASSET PARTNERS, L.P.

                              By:    /s/ Jonathan S. Lavine
                                     -------------------------------------------
                              Name:  Jonathan S. Lavine
                              Title: Managing Director

                              SANKATY HIGH YIELD PARTNERS II, L.P.

                              By:    /s/ Jonathan S. Lavine
                                     -------------------------------------------
                              Name:  Jonathan S. Lavine
                              Title: Managing Director

                              SANKATY HIGH YIELD PARTNERS III, L.P.

                              By:    /s/ Jonathan S. Lavine
                                     -------------------------------------------
                              Name:  Jonathan S. Lavine
                              Title: Managing Director

                              PROSPECT HARBOR CREDIT PARTNERS, L.P.

                              By:    /s/ Jonathan S. Lavine
                                     -------------------------------------------
                              Name:  Jonathan S. Lavine
                              Title: Managing Director

                              Address for Notice for all Purchasers on this page:

                              Sankaty Advisors
                              111 Huntington Avenue
                              Boston, MA 02199
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                                    EXHIBIT A

                                   PURCHASERS

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                Name                                         Proportionate Share
--------------------------------------------------------------------------------
Caiman Partners, L.P.                                              20.000%
--------------------------------------------------------------------------------
Contrarian Turnaround Equities, LLC                                26.667%
--------------------------------------------------------------------------------
Greywolf Capital Partners II LP                                    10.000%
--------------------------------------------------------------------------------
QVT Fund LP                                                        26.667%
--------------------------------------------------------------------------------
Sankaty Credit Opportunities, L.P.                                  8.286%
--------------------------------------------------------------------------------
Sankaty High Yield Asset Partners, L.P.                             2.012%
--------------------------------------------------------------------------------
Sankaty High Yield Partners II, L.P.                                2.677%
--------------------------------------------------------------------------------
Sankaty High Yield Partners III, L.P.                               2.677%
--------------------------------------------------------------------------------
Prospect Harbor Credit Partners, LP                                 1.014%
--------------------------------------------------------------------------------